SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by Registrant  [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[ x ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           PAR Technology Corporation
______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[ x ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)Title of each class of securities to which transaction applies:
         _____________________.

       2)Aggregate number of securities to which transaction applies:
         ____________________.

       3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________.

       4)Proposed maximum aggregate value of transaction:
         __________________________.

       5)Total fee paid:
         ______________________________________________________.

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)Amount Previously Paid:  _________.

       2)Form, Schedule or Registration Statement No.:  _________.

       3)Filing Party:   _________.

       4)Date Filed:  __________.

Dr. John W. Sammon                                    PAR Technology Corporation
Chairman, President & Chief Executive Officer         8383 Seneca Turnpike
                                                      New Hartford, NY  13413







                                                  [GRAPHIC OMITTED]






April 20, 2007

Dear Shareholders:

You are invited to attend PAR Technology Corporation's 2007 Annual Meeting of Shareholders to be held on Wednesday, May 23, 2007 at 4:00 PM. Once again, we are proud to hold the meeting at one of our PAR Springer-Miller customer locations, The New York Palace Hotel; 455 Madison Avenue; New York, New York 10022. The Annual Meeting will begin with a report on our operations, followed by discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and discussion on other business matters properly brought before the meeting. There will also be time for questions.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement provides information about PAR in addition to describing the business we will conduct at the meeting.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by Internet or by telephone, or by completing, signing, dating and returning your proxy form in the enclosed prepaid envelope.

We encourage you to sign up for electronic delivery of future proxy materials in order to conserve natural resources and help us reduce printing costs and postage fees. For more information, please see "Electronic Delivery of Proxy Materials" in the Proxy Statement.

Sincerely,



/s/John W. Sammon

[GRAPHIC OMITTED]
PAR Technology Corporation
8383 Seneca Turnpike; New Hartford, NY  13413-4991

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 23, 2007

Dear PAR Technology Shareholder:

The Annual Meeting of Shareholders (the "Meeting") of PAR Technology Corporation, a Delaware corporation (the "Company") is scheduled to be held at The New York Palace Hotel; 455 Madison Avenue; New York, New York 10022 (see map on back cover) on Wednesday, May 23, 2007, at 4:00 PM, local time, for the following purposes:

     1. To elect two Directors of the Company for a term of office to expire at the 2010 Annual Meeting of Shareholders;

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors set April 3, 2007 as the record date for the Meeting. This means that owners of the Company's Common Stock at the close of business on April 3, 2007 are entitled to receive this notice and to vote at the Meeting or any adjournments or postponements of the Meeting. We will make available a list of shareholders as of the close of business on April 3, 2007, for inspection by any shareholder, for any purpose relating to the Meeting, during normal business hours at our principal executive offices, 8383 Seneca Turnpike; New Hartford, New York 13413, for ten (10) days prior to the Meeting. This list will also be available to shareholders at the Meeting.

Every shareholder's vote is important. Whether or not you plan to attend the Meeting, we request you vote as soon as possible. Most shareholders have the options of voting their shares on the Internet or by telephone. If such methods are available to you, voting instructions are printed on your proxy card or otherwise included with your proxy materials. You may also vote by completing and returning the enclosed proxy card in the enclosed postage prepaid envelope. If you vote by the Internet or telephone, there is no need to return your proxy card.

The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting and voting in person.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             Gregory T. Cortese
                                             Secretary

New Hartford, New York
April 20, 2007

                                TABLE OF CONTENTS



General Information............................................................

Proposal 1: Election of Directors..............................................

Biographies of Nominees and Directors Continuing in Office.....................

Corporate Governance...........................................................

Director Compensation..........................................................

Section 16(a) Beneficial Ownership Reporting Compliance .......................

Security Ownership of Certain Beneficial Owners and Management ................

Report of the Audit Committee..................................................

Compensation Discussion and Analysis...........................................

Compensation Committee Report..................................................

Executive Compensation.........................................................

Other Matters..................................................................

No Incorporation By Reference..................................................

Available Information..........................................................

Shareholder Proposals for 2008 Annual Meeting..................................

-------------------------------------------------------------------------------

Every shareholder's vote is important. Please complete, sign, date and return your proxy form, or submit your vote and proxy by telephone or by Internet.

--------------------------------------------------------------------------------




                                [GRAPHIC OMITTED]
                            Printed on Recycled Paper
                                  Using Soy Ink

[GRAPHIC OMITTED]

PAR Technology Corporation
8383 Seneca Turnpike; New Hartford, NY  13413-4991



April 20, 2007

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS


                               GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of PAR Technology Corporation (the "Board"), a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting" or "Meeting") to be held at 4:00 PM, local time, on Wednesday May 23, 2007 at The New York Palace Hotel; 455 Madison Avenue; New York, New York 10022, and at any postponement or adjournment of the Meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is April 20, 2007.

Purpose of Meeting

At the Meeting the Shareholders will be asked to consider and vote on the following matters:

     1. To elect two Directors of the Company for a term of office to expire at the 2010 Annual Meeting of Shareholders;

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The proposal for the election of Directors is described in more detail in this Proxy Statement.

Record Date, Voting Rights, Methods of Voting

Only shareholders of record at the close of business on April 3, 2007, will be entitled to notice of and to vote at the Meeting or any postponements or adjournments of the Meeting. As of that date, there were 14,360,880 shares of the Company's Common Stock, par value $0.02 per share (the "Common Stock") outstanding and entitled to vote. The holders of shares representing 7,180,441 votes, represented in person or by proxy, shall constitute a quorum to conduct business.

Each share of Common Stock entitles the shareholder to one vote on all matters to come before the Meeting including the election of the Directors. Shareholders may vote in person or by proxy. Shareholders of record can vote by telephone, on the Internet, by mail or by attending the Meeting and voting by ballot. If you are a beneficial shareholder, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to identify which options are available to you. If you vote by telephone or on the Internet you do not need to return your proxy card. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 3:00 AM on May 23, 2007.

The method by which a shareholder votes will not in any way affect their right to attend the Meeting and vote in person. If shares are held in the name of a bank, broker or other holder of record, the shareholder must obtain a proxy, executed in their favor, from the holder of record to be able to vote at the Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. When proxies in the form enclosed are returned properly executed, the shares represented by the proxies will be voted in accordance with the directions of the shareholder. If you sign and return your proxy card but do not specify your voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting, withdrawing the proxy and voting in person.

Voting

A shareholder may, with respect to the election of the Directors: (i) vote "FOR" the nominees named herein, or (ii) "WITHHOLD AUTHORITY" to vote for any or all such nominees. The election of the Directors requires a plurality of the votes cast. Accordingly, withholding authority to vote for a Director nominee will not prevent the nominee from being elected.

Electronic Delivery of Proxy Materials

We would like to encourage shareholders to elect to receive future proxy materials electronically in order to conserve natural resources and help us reduce printing costs and postage fees. With electronic delivery, you will be notified via e-mail as soon as the proxy materials are available on the Internet, and you can submit your votes online. To sign up for electronic delivery:


1.   when voting via telephone or the Internet:

o when prompted, follow directions to indicate your enrollment to receive or access shareholder communications electronically in future years

2.   when voting via paper ballot

o direct holders may mark the box on the proxy card to indicate your enrollment to receive or access shareholder communications electronically in future years

OR

3.   via email

o send an email with "On-Line Proxy Materials" in the subject line to: investor_relations@partech.com

Once you enroll for electronic delivery, you will receive proxy materials electronically as long as your account remains active or until you cancel your enrollment.

Proxy Solicitation Costs

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation material to beneficial owners of shares of the Company's Common Stock. In addition to the use of the mail, directors, officers, employees and certain shareholders of the Company, none of whom will receive additional compensation for doing so, may solicit proxies on behalf of the Company personally, by telephone or by facsimile transmission.

The Company's Annual Report to its shareholders for the year ended December 31, 2006, including audited consolidated financial statements, accompanies this Proxy Statement. Except to the extent expressly provided herein, the Company's Annual Report is not incorporated in this Proxy Statement by reference.

Proposal 1:  Election of Directors

Under the Company's Certificate of Incorporation, the members of the Board of Directors are divided into three classes with approximately one-third of the Directors standing for election at each Annual Meeting. The Directors are elected for a three-year term of office, and will hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal. In 2004, there were two Class III Directors elected to hold office until the 2007 Annual Meeting of Shareholders. Therefore, at this Meeting, two Directors will be elected for a three-year term expiring at the Annual Meeting held in 2010. The nominees of the Board of Directors for the Class III Director positions, Dr. John W. Sammon and Mr. Charles A. Constantino, are currently members of the Company's Board of Directors (the "Board") and have been nominated for election by the Board upon recommendation of the Nominating and Corporate Governance Committee and each has decided to stand for re-election.

The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. In the event that any of the nominees shall become unable or unwilling to accept nomination or election as a Director, it is intended that such shares will be voted, by the persons named in the enclosed proxy, for the election of a substitute nominee selected by the Board, unless the Board should determine to reduce the number of Directors pursuant to the By-Laws of the Company.

The names of the nominees and each of the Directors continuing in office, their ages as of April 20, 2007, the year each first became a Director and the expiration of their current term in office are set forth in the following table.


------------------------------ ------ ------------------ -----------------------------------
Nominees for Director           Age    Director Since    Term Expires
------------------------------ ------ ------------------ -----------------------------------

Dr. John W. Sammon              68          1968         2010 Annual Meeting of Shareholders
------------------------------ ------ ------------------ -----------------------------------
Charles A. Constantino          67          1970         2010 Annual Meeting of Shareholders
------------------------------ ------ ------------------ -----------------------------------

------------------------------ ------ ------------------ -----------------------------------
Continuing Directors            Age    Director Since    Term Expires
------------------------------ ------ ------------------ -----------------------------------
Kevin R. Jost                   52          2004         2008 Annual Meeting of Shareholders
------------------------------ ------ ------------------ -----------------------------------
James A. Simms                  47          2001         2008 Annual Meeting of Shareholders
------------------------------ ------ ------------------ -----------------------------------
Sangwoo Ahn                     68          1986         2009 Annual Meeting of Shareholders
------------------------------ ------ ------------------ -----------------------------------
Dr. Paul D. Nielsen             56          2006         2009 Annual Meeting of Shareholders
------------------------------ ------ ------------------ -----------------------------------


The Board of Directors unanimously recommends a vote FOR the proposal to elect Dr. Sammon and Mr. Constantino. Unless a contrary direction is indicated, shares represented by valid proxies which are not marked so as to withhold authority to vote for the nominees will be voted FOR the election of the nominees.

           BIOGRAPHIES OF NOMINEES AND DIRECTORS CONTINUING IN OFFICE

Sangwoo Ahn. Mr. Ahn has held the position of Chairman of the Board of Quaker Fabric Corporation since 1993 and is also a member of the Board of Directors of Xanser Corp. Mr. Ahn is a member of Class II of the Company's Board and has been a Director of the Company since March 1986.

Charles A. Constantino. Mr. Constantino has held the position of Executive Vice President since 1974 and holds various positions with subsidiaries of the Company. Mr. Constantino is also a member of the Board of Directors of Veramark Technologies, Inc. Mr. Constantino is a member of Class III of the Company's Board and has been a Director of the Company since 1970.

Kevin R. Jost. Mr. Jost has been the President and Chief Executive Officer of Hand Held Products, Inc., a manufacturer of data collection and management solutions for in-premises, mobile and transaction processing applications since its inception as a separate entity in 1999. From 1982 through 1999, Mr. Jost was Vice President and General Manager of Welch Allyn Data Collection, a division of Welch Allyn, Inc. In 1999, Welch Allyn Data Collection division became a separate entity and acquired Hand Held Products, Inc. and continued business under the acquired company's name. Mr. Jost is a member of Class I of the Company's Board and has been a Director of the Company since May 2004.

Dr. Paul D. Nielsen. Dr. Nielsen has been Director and CEO of the Software Engineering Institute ("SEI") at Carnegie Mellon University since 2004. Prior to joining SEI, Dr. Nielsen served as a major general in the U.S. Air Force, where he was the commander of the Air Force Research Laboratory and Technology Executive Officer for the Air Force. Dr. Nielsen is a member of Class II of the Company's Board and has been a Director of the Company since January 1, 2006.

Dr. John W. Sammon. Dr. Sammon is the founder of the Company and has been the President, Chief Executive Officer and a Director since its incorporation in 1968. He was elected Chairman of the Board in 1983. Dr. Sammon also currently holds various positions with other subsidiaries of the Company. Dr. Sammon is a member of Class III of the Company's Board.

James A. Simms. Mr. Simms is a Managing Director of Needham & Company, LLC, a privately held, full-service investment bank and asset management firm. For the prior two years, he had been a senior professional with the investment banking firm of Janney Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company. From 1997 through 2004, he was with the investment banking firm of Adams, Harkness & Hill, Inc. Mr. Simms is a member of Class I of the Company's Board and has been a Director of the Company since October 2001.

                              CORPORATE GOVERNANCE

Board of Directors and Committees. The business of the Company is under the general direction of the Board as provided by the By-Laws of the Company and the laws of the State of Delaware, the state of incorporation. In 2006, the Board held eight (8) meetings and Committees of the Board held a total of sixteen (16) meetings. Each member of the Board attended at least 75% of the aggregate of all meetings of the Board and the committees on which they served except for Director Jost. Throughout 2006, Director Jost, who had scheduling conflicts with some Board meeting dates, met several times with the Chairman and members of the Company's management to discuss the Company's business and business strategy. It is the Company's policy to encourage Directors to attend the Annual Meeting but such attendance is not required. Last year, one member of the Board attended the Annual Meeting.

The Board has standing Executive, Audit, Compensation, Nominating and Corporate Governance and Stock Option committees. The members of each committee and the number of meetings held by each committee in 2006 are set forth in the following table.

---------------------- ------------ -------- ----------------- ----------------- ----------------
                                                                  Nominating
                                                                and Corporate
Name                    Executive    Audit     Compensation       Governance      Stock Option
---------------------- ------------ -------- ----------------- ----------------- ----------------

Mr. Ahn (F1)                X        Chair                            X
Mr. Constantino             X                                                           X
Mr. Haney (F1) (F2)                    X            X                 X
Mr. Jost (F1)                                     Chair
Dr. Nielsen (F1)                       X            X                 X
Dr. Sammon                Chair                                                       Chair
Mr. Simms (F1)                         X            X               Chair
---------------------- ------------ -------- ----------------- ----------------- ----------------
2006 Meetings               3          6            3                 1                 3
---------------------- ------------ -------- ----------------- ----------------- ----------------
----------

(F1) Independent Directors

(F2) Member of the Board through May 11, 2006

Executive Committee. The Executive Committee has the delegated authority to exercise all of the powers of the Board in the management and direction of the business and affairs of the Corporation in all cases in which specific directions shall not have been given by the Board and subject to the limitations of the General Corporation Law of the State of Delaware; the Company's Certificate of Incorporation; and the Company's By-Laws. The Executive Committee meets when required on short notice during intervals between meetings of the Board.

Audit Committee. In accordance with its Charter, the Audit Committee consists of at least three members, each of whom has been determined by the Board to meet the independence standards adopted by the Board. The standards adopted by the Board incorporate the independence requirements of the New York Stock Exchange ("NYSE") Corporate Governance Standards and the independence requirements set forth by the Securities and Exchange Commission ("SEC"). The Board has determined the members of the Audit Committee are "independent" as this term is defined by the NYSE in its listing standards and meet SEC standards for independence of audit committee members and that no member of the Audit Committee has a material relationship with the Company that would render that member not to be "independent". At least one member of the Committee shall, in the assessment of the Board, qualify and be identified as an audit committee financial expert as defined by the SEC. The Board has determined that Sangwoo Ahn is an "audit committee financial expert". All members of the Committee are financially literate at the time of their appointment to the Committee or within a reasonable time thereafter. Pursuant to its charter, the Audit Committee assists the Board in oversight of management's conduct and representations of the Company's financial reporting processes, its systems of internal control, the audit process, and its processes for monitoring compliance with laws and regulations and the Company's code of ethics and conduct. There were six (6) meetings of the Audit Committee during 2006 including meetings held separately with management, and separate Executive Sessions with independent Directors, the internal auditor and the independent registered public accounting firm respectively. The Report of the Audit Committee begins on page 11 of this Proxy Statement.

Compensation Committee. The Compensation Committee, which meets as required (but no less than once per year), reviews and makes recommendations to those identified in its charter regarding the compensation, benefits, stock options and incentive plans for all Executive Officers of the Company, and in connection with the compensation for outside Directors for service on the Board and committees of the Board.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board in meeting its responsibilities in connection with the identification and recommendation of qualified nominees for election to the Board, developing, monitoring the compliance with, and making recommendations to the Board regarding the Company's governing principles and Code of Business Conduct and Ethics. The Board has determined that each of the members of this committee has met the independence standards adopted by the Board which incorporate the independence requirements under the NYSE listing standards.

Stock Option Committee. The Stock Option Committee, which meets as required, makes recommendations to the Compensation Committee for stock option awards and otherwise serves as the administrative body for the Company's 1995 Stock Option Plan and the 2005 Equity Incentive Plan. Both members of the Stock Option Committee are "disinterested persons" in compliance with the Company's 1995 Stock Option Plan.

Committee Charters. Each of the Audit, Compensation, and Nominating and Corporate Governance Committees operate under a written charter approved by the Board, that is reviewed regularly by the respective committees which may recommend appropriate changes for approval by the Board. Copies of the charters for the Audit, Compensation, and Nominating and Corporate Governance Committees are posted on the Company's website and a printed copy of these documents may be obtained without charge by written request. Requests can be made via the internet or by mail. The respective website and address for making such requests for printed copies of these and other available documents may be found under the heading "Available Information" on page 20 of this Proxy Statement.

Director Independence. The Board of Directors has affirmatively determined that the following Directors, comprising all of the non-management directors, are "independent" under the listing standards of the NYSE, the Company's Standards of Independence and pursuant to the Company's Corporate Governance Guidelines:
Mr. Ahn, Mr. Jost, Dr. Nielsen and Mr. Simms. In order to assist the Board in making this determination, the Board has adopted standards of independence as part of the Company's Corporate Governance Guidelines which are available on the
Company's        Web       site       at        http://www.partech.com/pressrel/
PAR_Corp_Gov_Guidelines.pdf. These Standards identify, among other things, material business, charitable and other relationships that could interfere with a Director's ability to exercise independent judgment. There are no family relationships between any of the Non-Employee Directors, and any of the Company's executive officers ("Executive Officers"). The Executive Officers serve at the discretion of the Board.

Presiding Director and Executive Sessions. The non-management directors have chosen Director Ahn to preside at regularly scheduled executive sessions of the non-management directors of the Company. Among his duties and responsibilities as Presiding Director, Director Ahn chairs and has the authority to call and schedule executive sessions and communicates with the Chairman to provide feedback and recommendations of the independent Directors. The non-management directors met in executive session without any management directors or employees present five times during 2006.

Communication with the Board. Interested parties may send written communication to the Board of Directors as a group, the non-management directors as a group, the presiding director of executive sessions of non-management directors, or to any individual director by sending the communication c/o Gregory T. Cortese, Secretary, PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike, New Hartford, NY 13413. Upon receipt, the communication will be relayed to the Chairman, if it is addressed to the Board as a whole, to Director Ahn, if it is addressed to the presiding director of executive sessions of the non-management directors or to the non-management directors as a group, or to the individual Director if the communication is addressed to an individual Director. All communications regarding accounting, internal controls and audits will be referred to the Audit Committee. Interested parties may communicate anonymously if they so desire.

Nomination Process. The Nominating and Corporate Governance Committee considers all shareholder recommendations for candidates for the Board. Such shareholder recommendations should be sent to: Nominating and Corporate Governance Committee; c/o Gregory T. Cortese, Secretary; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413. The committee's minimum qualifications and specific qualities and skills required for Directors are set forth in the Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter. The Company's Corporate Governance guidelines and the committee's charter are posted on the Company's website and a printed copy of both documents may be obtained without charge by written request. The website and address to send such requests may be found under the heading "Available Information" on page 20 of this Proxy Statement. In addition to considering candidates suggested by shareholders, the committee considers potential candidates recommended by current Directors, company officers, employees and others. The committee may sometimes use the services of a third party executive search firm to assist it in identifying and evaluating possible nominees for Director. The committee screens all potential candidates in the same manner regardless of the source of the recommendation. In identifying and considering candidates for nomination to the Board, this committee considers, in addition to the requirements set out in the Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter, quality of experience, the needs of the Company and the range of talent and experience represented on the Board. When considering a candidate, the committee will determine whether requesting additional information or an interview is appropriate.

Code of Business Conduct and Ethics. All of the Company's Directors and employees, including the Chief Executive Officer, the Chief Financial Officer and all other Executive Officers are required to abide by the Company's Code of Business Conduct and Ethics (the "Code") to ensure the Company's business is conducted in a consistently legal and ethical manner. A printed copy of the Code may be obtained without charge by making a written request to the Company. Information regarding where such requests should be directed can be found in this Proxy Statement under the heading "Available Information". The full text of the Company's Code is also available on the Company's website at http://www.partech.com/ptc/ptc-ir-front2.cfm. The Code is designed to deter wrongdoing and to promote: (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (b) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the SEC and other public communications; (c) compliance with applicable governmental laws, rules and regulations; (d) the prompt internal reporting of violations of the Code to the appropriate person(s) identified in the Code; and
(e) accountability for adherence to the Code. The Company intends to disclose future amendments to, or waivers from, provisions of the Code that apply to the Executive Officers and Directors and relate to the above elements by posting such information on our website within five calendar days following the date of such amendment or waiver.

Transactions with Related Persons. For the period beginning January 1, 2006 and ending March 31, 2007, there were no transactions, or currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest, except for the following:

     o John W. Sammon, III and Karen E. Sammon, members of the immediate family of Dr. John W. Sammon, the Company's Chairman of the Board, President and Chief Executive Officer, are principals in Sammon and Sammon, LLC, doing business as Paragon Racquet Club. Paragon Racquet Club currently leases a portion of the Company's facilities at New Hartford, New York on a month to month basis at the base rate of $9,775. The Company provides membership to this facility to all local employees.

     o John Springer-Miller, the President and CEO of the Company's subsidiary, PAR Springer-Miller Systems, Inc., is the owner of the building in Stowe, Vermont, in which the subsidiary maintains its principal offices. The subsidiary currently leases the majority of the building from Mr. Springer-Miller at a monthly base rate of $30,000. The aggregate amount of all monthly payments due from January 1, 2006 until the expiration of the lease term in September 2009 is $1,350,000.

     o Karen E. Sammon, a member of Dr. Sammon's immediate family, was an employee of ParTech, Inc., a subsidiary of the Company, during 2006, holding the position of Vice President Software Development. In November, 2006, Ms. Sammon was appointed President of Par-Siva Corporation, a subsidiary of the Company which acquired substantially all the assets of SIVA Corporation. Ms. Sammon's compensation for 2006 was $157,900 and she was granted stock options representing 100,000 shares of the Company's common stock at the fair market price on the date of the grant in connection with her elevation to the position of subsidiary president. The compensation paid to Ms. Sammon and options granted were commensurate with that of her peers.

     o John W. Sammon, III, a member of Dr. Sammon's immediate family, was an employee of PAR Government Systems Corporation, a subsidiary of the Company, during 2006 where he served as the Vice President and General Manager of the Logistics Management Division. Mr. Sammon's compensation for 2006 was $125,989 which was commensurate with that of his peers.

     o Samuel A. Constantino, a member of Mr. Constantino's immediate family, was an employee of ParTech, Inc., a subsidiary of the Company, during 2006, holding the position of Director of Global Business Partner Development. Mr. Constantino's compensation for 2006 was $136,598 which was commensurate with that of his peers.


Policies and Procedures With Respect to Related Party Transactions.

The Company's written Policy on Related Party Transactions requires Controllers of all subsidiaries to review on a quarterly basis all transactions and potential transactions for related party involvement. All identified transactions, if any, are reported to the Company's Chief Financial Officer and the Corporation's legal counsel. Approval or ratification by the Nominating & Corporate Governance Committee is for any transaction or series of transactions exceeding $120,000 in which the Company is a participant and any related person has a material interest. Related persons would include the Company's Directors and executive officers and their immediate family member as well as any person known to be the beneficial owner of more than 5% of PAR's common stock.

Under the Company's Corporate Governance Guidelines and Code of Business Conduct & Ethics, all Directors and executive officers and employees of the Company have a duty to report up the chain, which includes reports to the Company's Compliance Officer and to the Nominating and Corporate Governance Committee or Audit Committee, potential conflicts of interests, including transactions with related persons. All related party transactions, other than compensation arrangements, expense allowances and other similar items in the ordinary course of business shall be disclosed in the Company's financial statements.
Compensation paid by the Company for service to an employee, even if the aggregate amount involved exceeds $120,000 are not reviewed by the Nominating and Corporate Governance or Audit Committees unless the Compliance Officer, Chief Financial Officer or legal counsel believe such compensation to be inconsistent with peers of the related party within the Company or the Company's compensation practices in general.

                              DIRECTOR COMPENSATION

Directors who are employees of the Company are not separately compensated for serving on the Board. In 2006, non-employee Directors received annual retainers of $25,000 for membership on the Board and an attendance fee of $1,000 per day for in person attendance at Board meetings and any committee meetings held on the same day and $500 per day for any committee meetings held on days other than Board meeting days. The attendance fee is $200 if attendance is via telephone. All Directors are also reimbursed for all reasonable expenses incurred in attending meetings. On March 8, 2007, the Board of Directors approved and adopted an amendment to the compensation plan for non-employee directors changing the amount and timing of annual stock option awards made to the non-employee directors by providing that Non-Qualified Stock Option grants representing 2,800 shares of the Company's common stock would be awarded to each non-employee director on the date of the Company's annual meeting of shareholders at the fair market price on the date of the grant. Such stock options shall vest on the first anniversary date of the grant provided that, as of the anniversary date the Director's position had not been vacated by reason of resignation or removal for cause. The amendment also provided for an additional cash payment of $5,000 per year to the chairman of the Audit Committee. In addition, from time to time, at the Board's discretion, non-employee Directors may be granted additional Non-Qualified Stock Options under the then existing stock option plan(s).


---------------------  ----------  --------- --------- --------------- --------------- ------------ ---------
                                                                          Change in
                                                                         Pension Value
                       Fees Earned                                           and        All Other
                       or Paid in                         Non-Equity     Nonqualified  Compensation
                          Cash       Stock     Option   Incentive Plan    Deferred         ($)
        Name               ($)       Awards    Awards    Compensation   Compensation                  Total
                                      ($)        ($)         ($)          Earnings                     ($)
---------------------  ----------  --------- --------- --------------- --------------- ------------ ---------
        (a)                (b)        (c)        (d)         (e)             (f)           (g)         (h)
---------------------  ---------- ---------- --------- --------------- --------------- ----------- ----------
Sangwoo Ahn              28,400        0          0           0               0             0        28,400
---------------------  ---------- --------- ---------- --------------- --------------- ----------- ----------
Kevin R. Jost            27,800        0          0           0               0             0        27,800
---------------------  ---------- --------- ---------- --------------- --------------- ----------- ----------
Dr. Paul D. Nielsen      26,400        0          0           0               0             0        26,400
---------------------  ---------- --------- ---------- --------------- --------------- ----------- ----------
James A. Simms           28,400        0          0           0               0             0        28,400
---------------------  ---------- --------- ---------- --------------- --------------- ----------- ----------
J. Whitney Haney         13,100        0          0           0               0             0        13,100
---------------------  ---------- --------- ---------- --------------- --------------- ----------- ----------

             SECTION 16(a) BENEFICIAL OWNERSHIP Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based solely on its review of the copies of such reports received by the Company and written representations from reporting persons, the Company believes that all ownership filing requirements were timely met during 2006 except that Mr. Albert Lane, Jr., an Executive Officer, was late in filing one Form 4 in connection with five sales of stock and Mr. Gregory Cortese, an Executive Officer, was late in filing one Form 4 in connection with a cashless exercise of stock options. Due solely to an administrative error, the filing of a Form 4 was late in connection with a sale of stock by Mr. Charles Constantino, a Director and Executive Officer of the Company.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 28, 2007, by each Director, by each of the Named Executive Officers and by all Directors and Executive Officers as a group.


--------------------------------------------- ----------------------------- --------------------
                                                  Amount and Nature of
    Name of Beneficial Owner or Group (F1)      Beneficial Ownership (F2)   Percent of Class (F3)
--------------------------------------------- ----------------------------- --------------------

Dr. John W. Sammon                                       5,708,550 (F4)             39.80%
--------------------------------------------- ----------------------------- --------------------

Charles A. Constantino                                     275,650                   1.92%
--------------------------------------------- ----------------------------- --------------------

Gregory T. Cortese                                         313,810 (F5)              2.14%
--------------------------------------------- ----------------------------- --------------------

Sangwoo Ahn                                                 88,500 (F6)               *
--------------------------------------------- ----------------------------- --------------------

Ronald J. Casciano                                         129,600 (F7)               *
--------------------------------------------- ----------------------------- --------------------

Albert Lane, Jr.                                            43,727 (F8)               *
--------------------------------------------- ----------------------------- --------------------

James A. Simms                                              13,500 (F9)               *
--------------------------------------------- ----------------------------- --------------------

Kevin R. Jost                                                3,534 (F10)              *
--------------------------------------------- ----------------------------- --------------------

Dr. Paul D. Nielsen                                            500                    *
--------------------------------------------- ----------------------------- --------------------

All Directors and Executive Officers                     6,577,371                  44.30%
as a Group (9 persons)
--------------------------------------------- ----------------------------- --------------------

*    Represents less than 1%

(F1) Except as otherwise noted, the address for each beneficial owner listed above is c/o PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413-4991.

(F2) Except as otherwise noted, each individual has sole voting and investment power with respect to all shares.

(F3) Percent of Class is calculated utilizing 14,341,381 which is the number of the Company's outstanding shares as of February 28, 2007 and the number of options held by the named beneficial owners, if any, which become exercisable within 60 days thereafter.

(F4) Includes 150 shares held jointly with Dr. Sammon's wife, Deanna D. Sammon. Does not include 286,500 shares beneficially owned by Mrs. Sammon in which Dr. Sammon disclaims beneficial ownership.

(F5) Includes 313,750 shares which Mr. Cortese has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2007.

(F6) Includes 28,500 shares which Mr. Ahn has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2007.

(F7) Includes 129,600 shares which Mr. Casciano has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2007.

(F8) Includes 17,733 shares which Mr. Lane has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2007. Does not include 1,500 shares beneficially owned by Mr. Lane's wife, Linda Lane, in which Mr. Lane disclaims beneficial ownership.

(F9) Includes 13,500 shares which Mr. Simms has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2007.

(F10)Includes 3,524 shares which Mr. Jost has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2007.


                          REPORT OF THE AUDIT COMMITTEE

The information contained in the following report is subject to the disclaimer regarding "filed" information and incorporation by reference contained on page 20 of this Proxy Statement.

For the fiscal year ending December 31, 2006, the Audit Committee consisted of four members, Directors Ahn, Haney, Nielsen and Simms until May 11, 2006 when Mr. Haney's term as a director of the Company expired. Following May 11, 2006, the Audit Committee consisted of three members, Directors Ahn, Nielsen and Simms.

Operating under its Board approved charter, the Audit Committee reports to, and acts on behalf of the Board by providing oversight of the Company's financial management, independent registered public accounting firm and financial reporting process. The Company's management has the primary responsibility for both the preparation of the Company's consolidated financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"); and for the financial reporting process, including the system of internal control and procedures designed to ensure compliance with applicable laws, regulations and accounting standards. The responsibility for auditing the Company's consolidated financial statements rests with the Company's independent registered public accounting firm, KPMG LLP ("KPMG"). In addition to meeting its responsibility of providing an opinion as to whether the Company's consolidated financial statements fairly present, in all material respects, the consolidated financial position, results of operations and cash flows of the Company in conformity with U.S. GAAP, KPMG is also responsible for opining on management's assessment of the effectiveness of the Company's internal control over financial reporting, and expressing its own opinion on the effectiveness of those internal controls.

In carrying out its oversight responsibilities, the Audit Committee has met and held discussions with management, Internal Audit and KPMG (including private sessions with Internal Audit, KPMG, and the Chief Financial Officer). Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2006 were prepared in accordance with U.S. GAAP. The Audit Committee reviewed and discussed with management and KPMG the audited consolidated financial statements in the Annual Report for the year ended December 31, 2006 (including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements); management's assessment of the effectiveness of the Company's internal control over financial reporting; and KPMG's evaluation of the Company's internal control over financial reporting. In addition, the Audit Committee has reviewed and discussed with KPMG such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (Communication with Audit Committee), as amended. In addition, the Audit Committee has received from KPMG the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and held discussions with KPMG with respect to KPMG's independence from the Company's management and the Company itself.

The Audit Committee fully considered and approved any non-audit services provided by KPMG and the fees and costs billed and expected to be billed by such firm for those services (described in the next section). In addition, the Audit Committee considered whether those non-audit services provided by KPMG are compatible with maintaining auditor independence. In reliance on the reviews and discussions with the Company's management and the independent registered public accounting firm, the Committee is satisfied that non-audit services provided to the Company by KPMG are compatible with and did not impair the independence of KPMG.

Access to the Audit Committee by the Company's internal auditors and by KPMG is unrestricted. The Audit Committee met and discussed with the Company's internal auditors and KPMG the overall scope and plans for their respective audits. The Audit Committee met with the Company's internal auditors and KPMG to discuss the results of their examinations, their evaluations of the Company's internal controls, and their assessment of the overall quality of the Company's financial reporting. These meetings were held both with and without Company management present.

In reliance on the reviews and discussions with both management and KPMG referred to above, the Audit Committee recommended to the Board on March 8, 2007, and the Board has approved, the inclusion of the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

One or more representatives of KPMG are expected to be in attendance at the Annual Shareholder Meeting, where they will have the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

                         Members of the Audit Committee

    Sangwoo Ahn                Dr. Paul D. Nielsen            James A. Simms
    (Chairman)


Fees Paid to Independent Registered Public Accountants

The following table presents fees paid by the Company for professional services by KPMG during the years ended December 31, 2006 and December 31, 2005.

         ------------------------- --------------- ---------------
              Type of Fees              2006            2005
         ------------------------- --------------- ---------------
         Audit Fees                   $ 729,000       $   731,000
         ------------------------- --------------- ---------------
         Audit-Related Fees                   0                 0
         ------------------------- --------------- ---------------
         Tax Fees                     $ 143,000       $   125,000
         ------------------------- --------------- ---------------
         All Other Fees                       0                 0
         ------------------------- --------------- ---------------
         Total:                       $ 872,000       $   856,000
         ------------------------- --------------- ---------------

The categories of fees in the preceding table, in accordance with the SEC's rules and definitions, are defined as follows:

Audit Fees are fees for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

     Audit-Related   Fees  are  fees  principally  for  audits  of  consolidated financial statements of employee benefit plans and due diligence services.

     Tax Fees are fees for professional services for federal, state and international tax compliance, tax advice and tax planning.

     All Other Fees are for any services not included in the first three categories.

The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of the Company's independent registered public accounting firm. Consistent with SEC policies regarding auditor independence, the Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the independent registered public accounting firm.

                      COMPENSATION DISCUSSION AND ANALYSIS

Overall Compensation Philosophy, Objectives and Policy

Philosophy. The Company's Named Executive Officer compensation philosophy is to create long-term value for our shareholders. To achieve this philosophy, we have designed and implemented our compensation programs for Named Executive Officers to reward them for operating performance, leadership, to align their interests with shareholders and to encourage them to remain with the Company.

Objectives. The Company's compensation objectives are to:

     o Ensure the alignment of compensation with the performance objectives of each of our employees, including Named Executive Officers;

     o    Reward   performance  and  behaviors  that  reinforce  the  values  of
          leadership,  integrity,   accountability,   teamwork,  innovation  and
          quality; and

     o    Achieve the Company's overall performance goals.

Compensation Policy. The Compensation Committee designs compensation programs for Named Executive Officers intended to further the Company's objectives of attracting, motivating, retaining and rewarding talented executives necessary to assist the Company in achieving its performance goals. In addition, to ensure that the Company maintains its leadership position in the industries in which it competes. Accordingly, the Committee has adopted the following overriding policies:

     o Compensation must be tied to the Company's general performance and achievement of financial and strategic goals;

     o Compensation opportunities should be competitive with those provided by other companies of comparable size engaged in similar businesses; and

     o Compensation should provide incentives that align the long-term financial interests of the Company's Executive Officers with those of its shareholders.

Compensation that was paid to the Named Executive Officers in 2006 was consistent with the above policies. The primary responsibility of the Company's Chief Executive Officer and its other Named Executive Officers is the enhancement of shareholder value through balancing the requirements of long term growth with the achievement of short term performance. The contribution a Named Executive Officer has made to achieve the Company's short term strategic performance objectives as well as that Named Executive Officer's anticipated contribution toward long term objectives provide the basis upon which the officer's individual compensation awards are established.

Elements of Executive Compensation

To meet its policy objectives for Named Executive Officer compensation, the Company compensated them through a combination of Base Salary, Bonuses, Stock Options, Deferred Compensation and provided various benefits, including medical and 401(k) plans generally made available to all employees of the Company.

Base Salary. In setting the annual base salary of the Chief Executive Officer and in reviewing and approving the annual base salaries of the other Named Executive Officers, the Compensation Committee considered the salaries of executives in similar positions, the level and scope of responsibility, experience and performance of the Named Executive Officer, the financial performance of the Company; and other overall general economic factors. The Compensation Committee purchases compensation surveys from a national third party provider of data for salaries in the high technology group within the durable goods industry sector as reported in a nationally recognized report on executive compensation. In 2005, the Company purchased the Watson Wyatt Survey of Top Management Compensation in the United States. An objective of the Compensation Committee is to approve a salary for each Named Executive Officer near the average midpoint for similar positions identified in the survey taking into account variables, such as industry, company size, geographic location, and comparison of duties. Consideration is also given to the individual performance of that Named Executive Officer, the performance of the organization over which the Named Executive Officer has responsibility, the performance of the Company and general economic conditions (with each factor being weighted as the Compensation Committee deems appropriate).

Incentive Compensation. The purpose of the Company's incentive compensation program for Named Executive Officers is to provide incentive based compensation to Named Executive Officers for meeting and exceeding pre-established financial performance goals for the respective business units under their control. In general, the financial performance goals of the Named Executive Officers are approved by the Board of Directors. For 2006, the financial performance measures taken into consideration to determine an appropriate bonus for Named Executive Officers of all business units other than the Government business segment, included profit before tax, revenue, accounts receivable collection cycle and inventory turns. The financial performance measures taken into consideration to determine an appropriate bonus for Named Executive Officer of the Government business segment, PAR Government Systems Corporation and Rome Research Corporation, included profit before tax, revenue and accounts receivable collection cycle. In 2006, the annual Incentive Compensation targets for the Named Executive Officers ranged from 44% to 72% of Base Salary. Named Executive Officers may earn from 0% to 200% of the individual target established for their business unit depending on actual financial performance compared to the actual goals of the plan. The calculation of the award will be based on performance level achievement of greater than 75% of their goals of profit before tax, revenue and accounts receivable collection cycle, and where applicable, inventory turns, to earn an award for each element. Cash payments will be made following the completion of the Corporation audit. For any fiscal year, total awards paid to a business unit may not exceed an amount equal to 20% of Net Profit after Taxes for that business unit. For 2007, the Company has adjusted its incentive compensation plan to increase the threshold target necessary to receive an award under the plan. Dr. Sammon, Mr. Casciano and Mr. Constantino are measured on the performance of both the Hospitality and Government business segments and received incentive compensation totaling $127,900; $42,400 and $62,600 respectively for 2006 performance. Mr. Cortese is measured on the performance of the Hospitality business segment and received $43,800 in incentive compensation for the 2006 performance of that segment. Mr. Lane received incentive compensation of $153,800 in connection with the 2006 performance of the Government business segment.

Equity Compensation. In furtherance of the objective of providing long-term financial incentives that relate to improvement in long-term shareholder value, the Company may award stock options and restricted stock awards to its key employees (including Named Executive Officers other than Dr. Sammon and Mr. Constantino) under the Company's 2005 Equity Incentive Plan. Stock options ("Options") granted under the 2005 Equity Incentive Plan may be either Incentive Stock Options as defined by the Internal Revenue Code ("Incentive Stock Options") or Options which are not Incentive Stock Options ("Non-Qualified Stock Options"). Upon review of recommendations from the Stock Option Committee, the Compensation Committee determines the key employees of the Company and its subsidiaries who shall be granted Options, the type of Options to be granted, the terms of the grant and the number of shares to be subject thereto. Option grants generally become exercisable no less than six months after the grant and expire ten (10) years after the date of the grant. Option grants are discretionary and are reflective of the value of the recipient's position, as well as the current performance and continuing contribution of that individual to the Company. Awards of restricted stock grants are generally limited to the Company's senior level employees and are used in special circumstances. There are two types of vesting associated with restricted stock grants, Time Only and Event/Performance. Time Only vesting generally occurs over a 3 to 5 year period. Event/Performance vesting occurs where stock grants vest upon the achievement of certain financial targets; e.g. increase in revenue, earnings per share or other metrics so long as the event is non-subjective. In 2006, no Restricted Stock Grants were made to the Named Executive Officers.

Benefits and Perquisites. The Company provides partial payment for medical, dental and vision insurance, 401(k) plan with profit sharing and disability and life insurance benefits to its Named Executive Officers consistent with that offered generally to its employees. In addition, Named Executive Officers are provided a limited number of perquisites whose primary purpose is to minimize distractions from the executives' attention to important Company objectives. The Company provides an automobile or automobile allowance and payment of country club dues, all of which are quantified in the Summary Compensation Table on page 17.

Retirement Plans

PAR Technology Corporation Retirement Plan. The Named Executive Officers are eligible to participate in the PAR Technology Corporation Retirement Plan (the "Retirement Plan"). The Plan has a deferred profit-sharing component that covers substantially all the employees of the Company including the Named Executive Officers. The Company's annual profit sharing contribution to the Retirement Plan is at the discretion of the Board. The Retirement Plan also contains a 401(k) provision that allows employees to contribute a percentage of their salary, pre-tax, up to certain tax code limitations. As with all participants in the Retirement Plan, the Company matches Named Executive Officer deferrals at the rate of 10%.

Deferred Compensation. The Company sponsors a nonqualified Deferred Compensation Plan for a select group of highly compensated employees that includes the Named Executive Officers. The Deferred Compensation Plan was adopted effective March 4, 2004. Participants may make voluntary deferrals of their salary to the plan in excess of tax code limitations that apply to the Company's Retirement Plan. The Company also has the sole discretion to make employer contributions to the plan on behalf of the participants, though it did not make any employer contributions in 2006.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1,000,000 paid to the Named Executive Officers of a publicly held company will not be deductible for federal income tax purposes unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section
162(m). The Company's primary objective in designing and administering its compensation policies is to support and encourage the achievement of the Company's long-term strategic goals and to enhance stockholder value. In general, stock options granted under the Company's 2005 Equity Incentive Plan are intended to qualify under and comply with the "performance based compensation" exemption provided under Section 162(m), thus excluding from the
Section 162(m) compensation limitation any income recognized by executives at the time of exercise of such stock options. Because salary and bonuses paid to Named Executive Officers have been below the $1,000,000 threshold, the Committee has elected, at this time, to retain discretion over bonus payments, rather than to ensure that payments of salary and bonus in excess of $1,000,000 are deductible. The Committee intends to review periodically the potential impacts of Section 162(m) in structuring and administering the Company's compensation programs.

Role of Executive Officers

The Company's Chief Financial Officer takes direction from and brings suggestions to the Compensation Committee on compensation matters for the Named Executive Officers. He oversees the actual formulation of plans incorporating the suggestions of the Compensation Committee. He provides information to the Compensation Committee on how employees are evaluated and the overall results of the evaluations. He assists the Chair of the Compensation Committee in preparing the agenda for its meetings.

The Company's Chief Executive Officer reports on his evaluations of the senior executives, including the other Named Executive Officers. He makes compensation recommendations for the other Named Executive Officers with respect to base salary and annual and long-term incentives which are the basis of discussion with the Compensation Committee. The Chief Financial Officer meets with the Compensation Committee to discuss and evaluate the financial implications of compensation related decisions.

Severance Policy

The Company does not have a formal severance plan but as a matter of policy provides severance for its employees in limited circumstances such as when an employee's position is eliminated. All employees, including the Named Executive Officers, are covered by the policy and payments are based on level of responsibility, seniority and/or length of service. The Company has no other termination arrangements with any of the Named Executive Officers.


                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the section of this Proxy Statement entitled "Compensation Discussion and Analysis". Based on this review and discussion, the Committee has recommended to the Board that the section entitled "Compensation Discussion and Analysis," as it appears on pages 13 to 16, be included in this Proxy Statement.

                      Members of the Compensation Committee

  Kevin Jost                  Dr. Paul D. Nielsen               James A. Simms
 (Chairman)

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

The following table provides information concerning the compensation of the Company's Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers (the "Named Executive Officers") for fiscal 2006. For a complete understanding of the table, please read the narrative disclosures that follow the table.

------------------------------ ------- -------- -------- ------- -------- ------------ ------------- ------------  -------
                                                                          Non-Equity   Nonqualified
                                                                           Incentive     Deferred
                                                         Stock   Option      Plan      Compensation   All Other
Name and Principal Position     Year   Salary   Bonus    Awards  Awards   Compensation   Earnings    Compensation   Total
                                       ($)(F1)    ($)     ($)      ($)      ($)(F2)       ($)(F3)       ($)(F4)       ($)
------------------------------ ------ -------- -------- ------- --------  -----------  ------------  ------------  -------
             (a)                (b)       (c)     (d)     (e)      (f)        (g)          (h)           (i)         (j)
------------------------------ ------ -------- -------- ------- --------  -----------  ------------  ------------  -------

Dr. John W. Sammon
Chairman of the Board,
President & Chief Executive    2006    355,591       0       0        0     127,900             0      25,076(F5)  508,567
Officer
------------------------------ ------ -------- -------- ------- -------- ----------    ----------    -----------  --------
Ronald J. Casciano
Vice President, C.F.O. &
Treasurer                      2006    192,529       0       0        0      42,400         5,065       8,493      248,487
------------------------------ ------ -------- -------- ------- -------- ----------    ----------    -----------  --------
Charles A. Constantino
Executive Vice President
and Director                   2006    224,037       0       0        0      62,600         3,864      29,193(F6)  319,694
------------------------------ ------ -------- -------- ------- -------- ----------    ----------    -----------  --------
Gregory T. Cortese
CEO & President,
ParTech, Inc.                  2006    249,958       0       0        0      43,800           598       9,881      304,237
------------------------------ ------ -------- -------- ------- -------- ----------    ----------    --------     --------
Albert Lane, Jr.
President,
Rome Research Corporation and  2006    245,642   6,978       0        0     153,800        49,296      25,288(F7)  481,004
PAR Government System
Corporation
------------------------------ ------ -------- -------- ------- -------- ----------    ----------    ----------   --------

(F1) Amounts shown are not reduced to reflect the Named Executive Officer's elections, if any, to defer receipt of salary into the Deferred Compensation Plan which is included in the Nonqualified Deferred Compensation Table on page 20.

(F2) Represents amounts paid under the Company's Executive Compensation Plan during 2007 in respect of service performed in 2006. Amounts shown are not reduced to reflect the Named Executive Officer's elections, if any, to defer receipt of salary into the Deferred Compensation Plan.

(F3) Amounts consist of above-market or preferential earnings during fiscal 2006 on compensation that was deferred in or prior to fiscal 2006 under the PAR Technology Corporation Deferred Compensation Plan. These amounts are also reported in the Nonqualified Deferred Compensation Table below under the column entitled "Aggregate Earnings in Last Fiscal Year."

(F4) In addition to any perquisites identified for the individual Named Executive Officers, All Other Compensation consists of Company contributions to the Company's qualified plan and matching contribution to the 401(k); and imputed income on Company payment of term life insurance premiums as determined under the Internal Revenue Code.

(F5) Includes payments made on Dr. Sammon's behalf for club memberships of $10,641.

(F6) Includes   automobile   allowance  of  $6,300  and  payments  made  on  Mr.
     Constantino's behalf for club memberships of $8,603.

(F7) Includes $10,290 of imputed income on Company payment of additional term life insurance premiums as determined under the Internal Revenue Code in connection with an additional life insurance policy not generally available to all employees and automobile lease of $918.

                           Grants of Plan-Based Awards

There were no grants of plan based awards made to Named Executive Officers during 2006.


                  Outstanding Equity Awards at Fiscal Year-End

The following table shows all outstanding equity awards held by the Named Executive Officers at fiscal year-end, December 31, 2006.


--------------- --------------------------------------------------------------------- -------------------------------------------
                                           Options Awards                                            Stock Awards
--------------- --------------------------------------------------------------------- -------------------------------------------
                                                                                                                      Equity
                                                                                                          Equity      Incentive
                                                                                                          Incentive   Awards:
                                                                                                Market    Plan        Market or
                                                                                      Number    Value     Awards:     Payout
                                                  Equity                              of        of        Number of   Value of
                                                 Incentive                            Share     Shares    Unearned    Unearned
                                               Plan Awards:                           or        or        Shares,     Shares
                                                 Number of                            Units     Units     Units, or   Units or
                  Number of      Number of      Securities                            of        of        Other       Other
                 Securities      Securities     Underlying                            Stock     Stock     Rights      Rights
                 Underlying      Underlying     Unexercised                           that      that      that Have   that Have
                 Unexercised    Unexercised      Unearned     Option       Option     Have      Have      Not         Not Vested
                 Options (#)    Options (#)       Options     Exercise   Expiration   Not       Not       Vested (#)     ($)
     Name        Exercisable   Unexercisable        (#)         Price       Date      Vested    Vested
                                                                 ($)                    (#)       ($)
--------------- -------------- --------------- -------------- ---------- ------------ --------- --------- ----------- -----------
     (a)             (b)            (c)             (d)          (e)         (f)        (g)       (h)        (i)         (j)
--------------- -------------- --------------- -------------- ---------- ------------ --------- --------- ----------- -----------

Dr. John W.                 0               0              0          0            0         0         0           0           0
Sammon

--------------- -------------- --------------- -------------- ---------- ------------ --------- --------- ----------- -----------

Ronald J.           22,500(F1)                             0       2.56      5/30/10         0         0           0           0
Casciano            67,500(F2)                                     1.75      10/1/11
                     3,600(F3)                                     1.25       1/9/11
                    23,250(F4)      36,750(F4)                     6.01     10/13/14
--------------- -------------- --------------- -------------- ---------- ------------ --------- --------- ----------- -----------

Charles A.                  0               0              0          0            0         0         0           0           0
Constantino

--------------- -------------- --------------- -------------- ---------- ------------ --------- --------- ----------- -----------

Gregory T.         112,500(F5)              0              0       3.17     12/31/09         0         0           0           0
Cortese            214,750(F6)                                     2.04      8/11/10
--------------- -------------- --------------- -------------- ---------- ------------ --------- --------- ----------- -----------

Albert Lane,        17,733(F7)              0              0       5.23       1/2/14         0         0           0           0
Jr.
--------------- -------------- --------------- -------------- ---------- ------------ --------- --------- ----------- -----------

----------
(F1) These options were granted on May 30, 2000. The options vested 20% on the six-month anniversary of the grant date, with the remainder vesting in equal quarterly installments over the next 48 months.

(F2) These options were granted on October 1, 2001. The options vested 9,000 on April 1, 2002; 9,000 on July 1, 2002; with the remaining vesting in equal quarterly installments over the next 33 months.

(F3) These options were granted on January 9, 2001. The options vested on January 1, 2002.

(F4) These options were granted on October 13, 2004. The options vested 6,750 on April 13, 2005; 14,250 on January 13, 2006; 2.250 on April 13, 2006; 9,750
     on January 13, 2007;  3,000 on April 13, 2007;  3,000 on July 13, 2007; 750
     on October 13, 2007; 5,250 on January 13, 2008 with the remainder vesting in equal quarterly installments over the next 15 months.

(F5) These options were granted on December 31, 1999. The options vested on June 30, 2000.

(F6) These options were granted on August 11, 2000. The options vested 20% on the six-month anniversary of the grant date, with the remainder vesting in equal quarterly installments over the next 48 months.

(F7) These options were granted on January 2, 2004. The options vested on December 31, 2006.



                        Option Exercises and Stock Vested

The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by the Named Executive Officers during fiscal 2006, which ended on December 31, 2006.


--------------------------- ------------------------------------------------- ----------------------------------
                                             Option Awards                             Stock Awards
-------------------------- ------------------------------------------------- -----------------------------------
                               Number of Shares
                             Acquired on Exercise    Value Realized on     Number of Shares    Value Realized on
           Name                       (#)                Exercise        Acquired on Vesting        Vesting
                                                          ($) (F1)               (#)                  ($)
--------------------------- ----------------------  ------------------- ---------------------- ------------------
           (a)                        (b)                   (c)                  (d)                  (e)
--------------------------- ----------------------  ------------------- ---------------------- ------------------
Dr. John W. Sammon                              0                    0                      0                   0
--------------------------- ----------------------  ------------------- ---------------------- ------------------
Ronald J. Casciano                              0                    0                      0                   0
--------------------------- ----------------------  ------------------- ---------------------- ------------------
Charles A. Constantino                          0                    0                      0                   0
--------------------------- ---------------------- -------------------- ---------------------- ------------------
Gregory T. Cortese                          8,000              125,846                      0                   0
--------------------------- ---------------------- -------------------- ---------------------- ------------------
Albert Lane, Jr.                           12,267              189,546                      0                   0
--------------------------- ---------------------- -------------------- ---------------------- ------------------

(F1) The Value Realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the average of the high and low prices of the Company's Common Stock as reported in the Wall Street Journal for the exercise date) over the relevant exercise price(s).


                       Nonqualified Deferred Compensation

The contributions, earnings and account balances for the Named Executive Officers participating in the PAR Technology Deferred Compensation Plan are set forth in the following table. Contributions to the plan are held in a rabbi-trust established by the Company and invested in a group variable universal life insurance contract insuring the lives of the Named Executive Officers. The group variable universal life insurance contract is owned by the Company and subject to the claims of its creditors. Contributions to the plan are allocated to a separate account established in each Named Executive Officer's name. Each separate account is credited with the Named Executive Officer's elective deferrals and Company contributions, if any. The value of each Named Executive Officer's account is credited or debited with deemed earnings, gains or losses based on the cash surrender value of the group variable universal life insurance contract. Distribution of a Named Executive Officer's account balance is permitted upon that Named Executive Officer's termination of employment, death, disability or financial hardship. Payment of a Named Executive Officer's account balance will be made in a lump sum payment or in annual installments over a period of two to 15 years, as selected by the Named Executive Officer. The plan also provides that if a Named Executive Officer dies, a death benefit equal to $10,000 shall be paid in addition to the account balance as of the time of the Named Executive Officer's death to the Named Executive Officer's beneficiary.


------------------------- -------------------- ------------------ ------------------- ------------------- -------------------
                               Executive          Registrant          Aggregate           Aggregate       Aggregate Balance
                           Contributions in    Contributions in    Earnings in Last     Withdrawals /        at Last FYE
          Name                  Last FY             Last FY               FY            Distributions            ($)
                                  ($)                 ($)               ($)(F1)              ($)
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------
          (a)                     (b)                 (c)                (d)                 (e)                 (f)
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

Dr. John W. Sammon                          0                  0                   0                   0                   0
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

Ronald J. Casciano                     10,000                  0               5,750                   0              26,074
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

Charles A. Constantino                 72,912                  0              11,470                   0             172,424
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

Gregory T. Cortese                      4,808                  0               1,152                   0              13,075
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

Albert Lane, Jr.                      297,530                  0              82,740                   0             748,732
------------------------- -------------------- ------------------ ------------------- ------------------- -------------------

(F1) The above-market or preferential earnings portion of these amounts are reported in the Summary Compensation Table under the column entitled "Nonqualified Deferred Compensation Earnings."


                                  OTHER MATTERS

Other than as described in the materials of this Proxy Statement, the Board knows of no matters that will be presented at the Annual Meeting for action by shareholders. However, if any other matters properly come before the Meeting, or any postponement or adjournment thereof, the persons acting by authorization of the proxies will vote thereon in accordance with their judgment.


                          NO INCORPORATION BY REFERENCE

In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring shareholders to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the "Audit Committee Report" and the "Compensation Discussion and Analysis" contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.


                              AVAILABLE INFORMATION

The  Company's  Annual  Report on Form  10-K,  Quarterly  Reports  on Form 10-Q,
Current Reports on Form 8-K and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, are available under the SEC Filings link on our website http://www.partech.com/ptc/ptc-ir-front2.cfm as soon as reasonably practicable after PAR electronically files such reports with, or furnishes those reports to, the Securities and Exchange Commission. PAR's Corporate Governance Guidelines, Board of Directors committee charters (including the charters of the Audit

Committee, Compensation Committee, and Nominating and Corporate Governance Committee) and code of ethics entitled "Code of Business Conduct and Ethics" also are available at that same location on our website. Shareholders can receive free printed copies of these documents by directing a written or oral request to: PAR Technology Corporation; Attention: Investor Relations; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413-4991; 315-738-0600; http://www.partech.com/ptc/rfi-form.cfm.


                  SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual meetings consistent with the regulations adopted by the SEC and the By-Laws of the Company. To be considered for inclusion in next year's Proxy Statement and form of proxy relating to the 2008 Annual Meeting, any shareholder proposals must be received at the Company's general offices no later than the close of business on December 21, 2007. If a matter of business is received by March 7, 2008, the Company may include it in the Proxy Statement and form of proxy and, if it does, it may use its discretionary authority to vote on the matter. For matters that are not received by March 7, 2008, the Company may use its discretionary voting authority when the matter is raised at the Annual Meeting, without inclusion of the matter in its Proxy Statement. Proposals should be addressed to Gregory T. Cortese, Secretary; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, New York 13413-4991. The Company recommends all such submissions be sent by Certified Mail - Return Receipt Requested.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/Gregory T. Cortese
                                             ---------------------
                                                Secretary
April 20, 2007

                     Directions to The New York Palace Hotel
                     455 Madison Avenue; New York, NY 10022
                                  212-888-7000

From Westchester:

Take the Saw Mill River Parkway South. Follow the signs to the Henry Hudson Parkway South. Follow the Henry Hudson Parkway South to 50th Street (Manhattan). Exit onto 50th Street and follow across town to Madison Avenue. The New York Palace is located on 50th Street between Madison and Park Avenues.

From New Jersey Turnpike (Lincoln Tunnel):

Go North on the New Jersey Turnpike (Interstate 95 North) to Exit 16 E for the Lincoln Tunnel (pay toll). Follow directions into the Lincoln Tunnel (pay toll). Upon exiting the tunnel bear left for "Uptown" and proceed two blocks to 42nd Street. Turn left onto 42nd Street. Turn right on 10th Avenue. Continue North to 50th Street; turn right onto 50th Street. Follow 50th Street across town traveling East to Madison Avenue. The New York Palace is located on 50th Street between Madison and Park Avenues.

From New England Via Triboro Bridge/95 South/Hutchinson River Parkway:

Follow signs to the Triboro Bridge. Follow all signs for Manhattan/FDR South (pay toll). Take the FDR South. Exit onto 49th Street. Follow 49th Street to 6th Avenue. Turn right on 6th Avenue. Turn right onto 50th Street. The New York Palace is located on 50th Street between Madison and Park Avenues.

From Midtown Tunnel / Long Island Expressway:

Enter the Queens Midtown Tunnel (pay toll). Upon exiting the tunnel bear right to 37th Street (Uptown sign). Upon exiting the tunnel bear right to 37th Street (Uptown sign). Follow 37th Street to 3rd Ave. Turn right onto 3rd Avenue to 51st Street and turn left onto 51st Street. The New York Palace is located on 51st Street between Park and Madison Avenues.


                       [GRAPHIC OMITTED]